December 9, 2009

DREYFUS NEW YORK TAX EXEMPT BOND FUND

Supplement to Prospectus dated October 1, 2009

     The following information supersedes any contrary information contained in the section of the fund’s Prospectus entitled “MANAGEMENT-Investment Adviser”

The fund is co-managed by Thomas Casey and David Belton. Mr. Casey and Mr. Belton have been primary portfolio managers of the fund since December 2009. Mr. Casey also is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Casey manages tax-sensitive portfolios for institutional, mutual fund, and high-net-worth clients, and has been employed by Standish since 1993. Mr. Belton is the Head of Municipal Bond Research at Standish, with specific responsibilities for health care, toll roads, and several major states. He has been employed by Standish since November 1997.